ABERDEEN FUNDS

Aberdeen Tax-Free Income Fund
Class X Shares
Class Y Shares

Supplement to the Aberdeen Funds Fixed Income Series Prospectus and Statement of Additional Information dated June 23, 2008

The Board of Trustees of Aberdeen Funds has approved a proposal to convert all Class X shares and Class Y shares of the Aberdeen Tax-Free Income Fund (the “Fund”) into Class D shares of the Fund.

Class D shares currently have lower operating expenses than Class X and Class Y shares. Unlike Class X and Class Y shares which are subject to a contingent deferred sales charge, Class D shares are subject to a maximum 4.5% front-end sales charge. Class D shares received as a result of this conversion will not be subject to the front-end sales charge. For more information on the fees and expenses of Class D shares, please see “Section 1- Aberdeen Tax Free Income Fund Summary and Performance -Fees and Expenses” in the Fund’s Prospectus.

The conversion is expected to take place on or about November 28, 2008. Upon conversion of the shares, the Fund will cease to offer Class X and Class Y shares.

The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Additional copies of the Prospectus and Statement of Additional Information may be obtained by calling Aberdeen Funds Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED OCTOBER 27, 2008.

Please keep this supplement for future reference.